THRIVENT SERIES FUND, INC.

                                Form N-SAR for
                         Fiscal Period Ended 12-31-07


                               INDEX TO EXHIBITS


EXHIBIT NO.    ITEM

1.             Report on internal control by Independent Public Accountants.
               (Item 77.B.)

2.             Transactions effected pursuant to Rule 10f-3.  (Item 77.O.)